                                                                 BA04012 -- 1CB1

BANC OF AMERICA

Balance  $98,681,000.00  Delay          24          WAC(1) 6.18182  WAM(1)  359
Coupon   6.00000         Dated          12/01/2004  NET(1) 5.92432  WALA(1) 1
Settle   12/30/2004      First Payment  01/25/2005

      Price                  1             2              3              4              5

                              Yield          Yield          Yield          Yield          Yield
           102-29.500         5.766          5.535          5.261          4.954          4.619
           102-30.500         5.764          5.530          5.253          4.944          4.606
           102-31.500         5.761          5.525          5.246          4.934          4.593
           103-00.500         5.758          5.521          5.238          4.924          4.579
           103-01.500         5.755          5.516          5.231          4.914          4.566
           103-02.500         5.752          5.511          5.223          4.903          4.553
           103-03.500         5.749          5.506          5.216          4.893          4.540
           103-04.500         5.747          5.501          5.209          4.883          4.527
           103-05.500         5.744          5.496          5.201          4.873          4.513
           103-06.500         5.741          5.491          5.194          4.863          4.500
           103-07.500         5.738          5.486          5.187          4.853          4.487
           103-08.500         5.735          5.481          5.179          4.842          4.474
           103-09.500         5.733          5.476          5.172          4.832          4.460

Spread @ Center Price           118            142            160            158            140
                  WAL        19.317          8.984          5.218          3.504          2.566
             Mod Durn         10.68           6.14           4.08           2.96           2.28
        Mod Convexity         1.808          0.706          0.327          0.172          0.099
     Principal Window Jan05 - Dec34  Jan05 - Dec34  Jan05 - Dec34  Jan05 - Dec34  Jan05 - Dec34

               Prepay         0 PPC         50 PPC        100 PPC        150 PPC        200 PPC
  Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

          Yield Curve  Mat     6MO    2YR    3YR    5YR   10YR   30YR
                       Yld   2.481  3.024  3.198  3.586  4.205  4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 BA04012 -- 2CB1
BANC OF AMERICA

Balance  $81,841,000.00  Delay          24          WAC(2) 6.13597   WAM(2)  359
Coupon   6.00000         Dated          12/01/2004  NET(2) 5.878473  WALA(2) 1
Settle   12/30/2004      First Payment  01/25/2005

      Price                      1              2              3              4              5

                               Yield          Yield          Yield          Yield          Yield
           102-16.750          5.803          5.598          5.355          5.084          4.788
           102-17.750          5.800          5.593          5.348          5.074          4.775
           102-18.750          5.797          5.588          5.340          5.064          4.761
           102-19.750          5.794          5.583          5.333          5.054          4.748
           102-20.750          5.791          5.578          5.325          5.043          4.735
           102-21.750          5.788          5.573          5.318          5.033          4.721
           102-22.750          5.785          5.568          5.310          5.023          4.708
           102-23.750          5.783          5.563          5.303          5.012          4.695
           102-24.750          5.780          5.558          5.295          5.002          4.681
           102-25.750          5.777          5.553          5.288          4.992          4.668
           102-26.750          5.774          5.549          5.280          4.982          4.655
           102-27.750          5.771          5.544          5.273          4.971          4.641
           102-28.750          5.768          5.539          5.266          4.961          4.628

Spread @ Center Price            122            148            170            171            157
                  WAL         19.311          8.978          5.214          3.501          2.563
             Mod Durn          10.65           6.12           4.06           2.95           2.27
        Mod Convexity          1.801          0.701          0.324          0.171          0.098
     Principal Window  Jan05 - Dec34  Jan05 - Dec34  Jan05 - Dec34  Jan05 - Dec34  Jan05 - Nov34

               Prepay          0 PPC         50 PPC        100 PPC        150 PPC        200 PPC
  Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

          Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld  2.481  3.024  3.198  3.586  4.205  4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                  BA04012 -- 4A1
BANC OF AMERICA

Balance  $42,626,000.00  Delay          24          WAC(4) 5.64496   WAM(4)  179
Coupon   5.50000         Dated          12/01/2004  NET(4) 5.387459  WALA(4) 1
Settle   12/30/2004      First Payment  01/25/2005

       Price                 1              2              3              4              5

                               Yield          Yield          Yield          Yield          Yield

           102-24.500          5.080          4.889          4.660          4.397          4.102
           102-25.500          5.075          4.882          4.651          4.386          4.088
           102-26.500          5.070          4.875          4.643          4.375          4.074
           102-27.500          5.066          4.869          4.634          4.363          4.060
           102-28.500          5.061          4.862          4.625          4.352          4.046
           102-29.500          5.056          4.856          4.616          4.341          4.032
           102-30.500          5.052          4.849          4.608          4.330          4.018
           102-31.500          5.047          4.843          4.599          4.318          4.003
           103-00.500          5.042          4.836          4.590          4.307          3.989
           103-01.500          5.037          4.830          4.581          4.296          3.975
           103-02.500          5.033          4.823          4.573          4.285          3.961
           103-03.500          5.028          4.817          4.564          4.273          3.947
           103-04.500          5.023          4.810          4.555          4.262          3.933

Spread @ Center Price            102            116            119            110             91
                  WAL          8.523          5.772          4.106          3.056          2.364
             Mod Durn           6.43           4.62           3.46           2.68           2.14
        Mod Convexity          0.616          0.363          0.220          0.136          0.087
     Principal Window  Jan05 - Dec19  Jan05 - Dec19  Jan05 - Dec19  Jan05 - Dec19  Jan05 - Dec19

               Prepay          0 PPC         50 PPC        100 PPC        150 PPC         200 PPC
  Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)        Call (N)

          Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld  2.481  3.024  3.198  3.586  4.205  4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.